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                       SYSCO CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT

                                   EXHIBIT 21


Registrant:      Sysco Corporation

The following is a list of wholly-owned subsidiaries of the Registrant.

                                                                       State or Jurisdiction
        Name of Subsidiary                                               of Incorporation
        ------------------                                            ------------------------
Allied-Sysco Food Services, Inc.  . . . . . . . . . . . . . . .       California
Bell/Sysco Food Services, Inc.  . . . . . . . . . . . . . . . .       North Carolina
Deaktor/Sysco Food Services Company   . . . . . . . . . . . . .       Pennsylvania
K.W. Food Distributors Ltd.   . . . . . . . . . . . . . . . . .       B.C. Canada
Maine/Sysco, Inc.   . . . . . . . . . . . . . . . . . . . . . .       Maine
Major-Sysco Food Services, Inc. . . . . . . . . . . . . . . . .       California
Mid-Central /Sysco Food Services, Inc.  . . . . . . . . . . . .       Missouri
Miesel/Sysco Food Service Company   . . . . . . . . . . . . . .       Delaware
Nobel/Sysco Food Services Company   . . . . . . . . . . . . . .       Colorado
     * Sysco Equipment & Furnishings Company  . . . . . . . . .       Delaware
Pegler-Sysco Food Services Company  . . . . . . . . . . . . . .       Nebraska
     * Pegler-Sysco Transportation Co.  . . . . . . . . . . . .       Nebraska
Ritter Sysco Food Services, Inc.  . . . . . . . . . . . . . . .       New Jersey
     * Dowd Food Discount Corp.   . . . . . . . . . . . . . . .       New Jersey
Smelkinson Sysco Food Services, Inc.  . . . . . . . . . . . . .       Delaware
Sysco Avard Food Services, Inc.   . . . . . . . . . . . . . . .       Delaware
Sysco Financial Services, Inc.  . . . . . . . . . . . . . . . .       Delaware
     * Arrow - Sysco Food Services, Inc.  . . . . . . . . . . .       Delaware
     * Hardin's - Sysco Food Services, Inc.   . . . . . . . . .       Tennessee
     * Lankford - Sysco Food Services, Inc.   . . . . . . . . .       Maryland
     * Robert Orr - Sysco Food Services Co.   . . . . . . . . .       Tennessee
     * Sysco Food Services of Dallas, Inc.  . . . . . . . . . .       Delaware
     * Sysco Food Services of Houston, Inc.   . . . . . . . . .       Delaware
Sysco Food Services - Chicago, Inc.   . . . . . . . . . . . . .       Delaware
Sysco Food Services - Jacksonville, Inc.  . . . . . . . . . . .       Delaware
Sysco Food Services - West Coast Florida, Inc.  . . . . . . . .       Delaware
Sysco Food Services of Arizona, Inc.  . . . . . . . . . . . . .       Delaware
     * Sysco Arizona Leasing, Inc.  . . . . . . . . . . . . . .       Delaware
Sysco Food Services of Arkansas, Inc.   . . . . . . . . . . . .       Arkansas
Sysco Food Services of Atlanta, Inc.  . . . . . . . . . . . . .       Delaware

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
                                                                       State or Jurisdiction
        Name of Subsidiary                                               of Incorporation
        ------------------                                            ------------------------
Sysco Food Services of Atlantic City, Inc.  . . . . . . . . . .       Delaware
Sysco Food Services of Austin, Inc.   . . . . . . . . . . . . .       Delaware
Sysco Food Services of Beaumont, Inc.   . . . . . . . . . . . .       Texas
Sysco Food Services of Central Florida, Inc.  . . . . . . . . .       Delaware
Sysco Food Services of Central Pennsylvania, Inc.   . . . . . .       Pennsylvania
Sysco Food Services of Cleveland, Inc.  . . . . . . . . . . . .       Delaware
Sysco Food Services of Grand Rapids, Inc.   . . . . . . . . . .       Michigan
Sysco Food Services of Idaho, Inc.  . . . . . . . . . . . . . .       Idaho
Sysco Food Services of Indianapolis, Inc.   . . . . . . . . . .       Delaware
Sysco Food Services of Iowa, Inc.   . . . . . . . . . . . . . .       Delaware
Sysco Food Services of Los Angeles, Inc.  . . . . . . . . . . .       Delaware
Sysco Food Services of Minnesota, Inc.  . . . . . . . . . . . .       Delaware
Sysco Food Services of Montana, Inc.  . . . . . . . . . . . . .       Delaware
Sysco Food Services of Oklahoma, Inc.   . . . . . . . . . . . .       Delaware
Sysco Food Services of Philadelphia, Inc.   . . . . . . . . . .       Pennsylvania
     * Concors Supply Co., Inc.   . . . . . . . . . . . . . . .       Delaware
     * Garden Cash & Carry, Inc.  . . . . . . . . . . . . . . .       Delaware
Sysco Food Services of Portland, Inc.   . . . . . . . . . . . .       Delaware
Sysco Food Services of San Antonio, Inc.  . . . . . . . . . . .       Delaware
Sysco Food Services of Seattle, Inc.  . . . . . . . . . . . . .       Delaware
Sysco Food Services of South Florida, Inc.  . . . . . . . . . .       Delaware
Sysco Food Services of St. Louis, Inc.  . . . . . . . . . . . .       Delaware
Sysco Food Services of Virginia, Inc.   . . . . . . . . . . . .       Virginia
Sysco Holdings Limited  . . . . . . . . . . . . . . . . . . . .       New Brunswick, Canada
     * Strano Sysco Foodservice Limited   . . . . . . . . . . .       Ontario, Canada
Sysco Intermountain Food Services, Inc.   . . . . . . . . . . .       Delaware
Sysco/Louisville Food Services Co.  . . . . . . . . . . . . . .       Delaware
The SYGMA Network, Inc.   . . . . . . . . . . . . . . . . . . .       Delaware
The SYGMA Network of Ohio, Inc.   . . . . . . . . . . . . . . .       Delaware

INACTIVE
- --------
CFS Bakeries, Inc.  . . . . . . . . . . . . . . . . . . . . . .       California
CFS Continental Transportation Company  . . . . . . . . . . . .       Illinois
DiPaolo/Sysco Food Services Company   . . . . . . . . . . . . .       Ohio
FSB, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . .       Delaware
Grants - Sysco Food Services, Inc.  . . . . . . . . . . . . . .       Michigan
SyscoMed, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .       Delaware
Tartan Foods, Inc.  . . . . . . . . . . . . . . . . . . . . . .       Delaware
Vernon, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .       California

*  2nd Tier Subsidiary